AXA Equitable Life Insurance Company

Supplement Dated August 16, 2019 to the May 1, 2019 Prospectus for American Dental Association Members Retirement Program (“ADA”)

This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated May 1, 2019, as previously supplemented (the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

Change to Website address

Effective September 10, 2019, the ADA Members Retirement Program Website www.axa.com/ada, which provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions is changing. The current Website in your Prospectus is deleted in its entirety and replaced with the following new Website address:

ada.axa-equitable.com

2019 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

212-554-1234

IM-22-19 (8.19)	Catalog No. 160019 (8.19)
NB – ADA	#792100